Exhibit 32.3
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Report on Form 10-Q of Claire’s Stores, Inc. (the “Company”) for the quarterly period ended July 29, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ira D. Kaplan, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ira D. Kaplan
Ira D. Kaplan
Chief Financial Officer September 6, 2006